SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 1998


                         UNITED TECHNOLOGIES CORPORATION
             (exact name of registrant as specified in its charter)



                   Delaware                                       06-0570975
        (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                       Identification No.)


                United Technologies Building, One Financial Plaza
                           Hartford, Connecticut 06101
          (Address of principal executive offices, including Zip Code)

               Registrant's telephone number, including area code
                                 (860) 728-7000

                                       N/A

          (Former name or former address, if changed since last report)




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Item 5.  Other Events

        Attached and incorporated herein by reference as Exhibit 4 is the Form of Notes in connection with the offering and sale of $400,000,000 aggregate principal amount of United Technologies Corporation's 6.70% Notes due August 1, 2028 (the "Notes").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        The following is annexed as an Exhibit:


Exhibit
Number                Description

       4              Form of Notes as deposited with The Depository Trust
                      Company.








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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED TECHNOLOGIES CORPORATION
                                            (Registrant)



Date: August 10, 1998                       By:  /s/ William H. Trachsel
                                                 Senior Vice President,
                                                 General Counsel & Secretary



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                                INDEX TO EXHIBITS



Exhibit         Exhibit
Number          Description                                               Page

4               Form of Notes deposited with The Depository
                Trust Company                                              1